                                                                EXHIBIT 10.22

                      ASSIGNMENT, TERMINATION AND RELEASE

     1.   Sale of Securities.  In consideration of the payment by Lone Star
          -------------------
Technologies, Inc. ("Purchaser") to each of the parties listed on Schedule A ("Sellers") of the sum of money set forth opposite the name of the respective Seller on Schedule A, each Seller hereby sells, assigns and transfers to Purchaser the securities ("Securities") issued by Lone Star Steel Company ("LSS") and identified on Schedule A as owned by such Seller.

     2.   Representations and Warranties of Each Seller.  Each Seller hereby
          ----------------------------------------------
represents and warrants to Purchaser that such Seller owns the Securities identified on Schedule A as owned by such Seller, free and clear of all security interests, liens, claims, options, charges, encumbrances and, except as provided in the Agreements (as defined below) or the restrictive legends appearing on some of the Securities' certificates, restrictions on the transferability thereof, that such Seller has full legal power, right and authority and all authorizations and approvals to sell, assign and transfer such Securities to Purchaser and that the Securities identified on Schedule A as owned by Seller are all of the securities of LSS owned by Seller.

     3.   Representations and Warranties of Purchaser.  Purchaser hereby
          --------------------------------------------
represents and warrants to each Seller that the Securities that Purchaser is acquiring from such Seller are being acquired solely for Purchaser's own account, for investment, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended.

     4.   Termination of Agreements.  In consideration of the premises and the
          --------------------------
mutual agreements herein contained, Purchaser, Sellers and LSS hereby terminate the Stockholders and Registration Rights Agreement among Purchaser, Sellers, LSS and the other stockholders of LSS named therein dated as of May 16, 1991, the agreement among Purchaser, Sellers and LSS dated October 31, 1995, the agreement among Purchaser, Sellers and LSS dated November 2, 1994 and any other agreements by or among the parties hereto relating to LSS (the "Agreements").

     5.   Mutual Releases.  In consideration of the premises and the mutual
          ----------------
agreements herein contained, each Seller hereby irrevocably and unconditionally releases, relinquishes and forever discharges Purchaser and LSS and their stockholders, predecessors, successors, assigns, advisors, directors, officers and employees from any and all claims, demands, actions and causes of actions, known or unknown, relating to or arising out of the Agreements or the business, financial condition, results of operations or securities of LSS which such Seller may have against any such released party, including, but not limited to, any rights arising out of any tort, including any claim of negligence, gross negligence, or willful misconduct, or any alleged violation of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, or any federal, state or other governmental statute, regulation or ordinance; and Purchaser and LSS hereby irrevocably and unconditionally release, relinquish and forever discharge each Seller and its owners, trustees, partners, stockholders, predecessors, successors, assigns, advisors, directors, officers and employees from any and all claims, demands, actions and causes of actions, known or unknown, relating to or arising out of the Agreements or the business, financial condition, results of operations or securities of LSS which Purchaser or LSS may have against any such released party, including, but not limited to, any rights arising out of any tort, including any claim of negligence, gross negligence, or willful misconduct, or any alleged violation of any contract, express or implied, any covenant of good faith and fair dealing, express or implied, or any federal, state or other governmental statute, regulation or ordinance; provided, however, that no party hereto releases, relinquishes or discharges any other party hereto from any claim, demand, action or cause of action which may arise out of any breach of such other party's representations, warranties or agreements contained in this Assignment, Termination and Release ("ATR").

     6.   Counterparts.  This ATR may be executed in two or more
          -------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. Upon (i) each Seller providing to Purchaser and LSS by facsimile transmission a counterpart of this ATR signed by such Seller and (ii) Purchaser and LSS providing to each Seller by facsimile transmission a counterpart of this ATR signed by Purchaser and LSS, this ATR shall become a legal and binding agreement among the parties hereto.

     7.   Governing Law.  This ATR shall be governed by and construed in
          --------------
accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely in such State.

     8.   Closing.  The parties hereto agree to consummate the sale of the
          -------
Securities by Sellers to Purchaser and the payment of the purchase price for the Securities by Purchaser to Sellers (the "Closing") on January 22, 1997 and to conduct the Closing at the offices of Bank One, Texas, N.A. (the "Bank") at 1717 Main Street, Dallas, Texas 75201. At the Closing, Purchaser and LSS will deliver to Sellers counterparts of this ATR executed by Purchaser and LSS, Sellers will deliver to Purchaser and LSS counterparts of this ATR executed by Sellers, Sellers will deliver to Purchaser the certificates representing all of the Securities with stock powers executed by Sellers, and Purchaser will cause the Bank to wire transfer to each Seller the amount set forth opposite such Seller's name on Schedule A hereto in accordance with such Seller's wire transfer instructions set forth opposite such Seller's name on Schedule B hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this ATR as of January 21, 1997.

                                     LONE STAR TECHNOLOGIES, INC.

                                     By:  JOHN P. HARBIN
                                         -----------------------------------
                                          John P. Harbin
                                          Chairman and Chief Executive Officer


                                     LONE STAR STEEL COMPANY

                                     By:  ROBERT F. SPEARS
                                         ------------------------------------
                                          Name:   Robert F. Spears
                                          Title:  Secretary


                                     TCW SPECIAL CREDITS

                                          As Agent for:
                                           Weyerhaeuser Company Master
                                               Pension Trust
                                           Inland Steel Industries Pension Trust

                                          As General Partner of:
                                           TCW Special Credits Fund
                                           TCW Special Credits Fund II
                                           TCW Special Credits Fund IIb


                                     By:  TCW Asset Management Company,
                                           its Managing Partner

                                     By:  BRUCE A. KARSH
                                         ------------------------------------
                                          Name:   Bruce A. Karsh
                                          Title:  Authorized Signatory


                                     By:  KENNETH LIANG
                                         ------------------------------------
                                          Name:   Kenneth Liang
                                          Title:  Authorized Signatory

                                     MERCED PARTNERS LIMITED
                                     PARTNERSHIP

                                     By:  Global Capital Management, Inc.
                                                  General Partner


                                     By:  JOHN D. BRANDENBORG
                                         ------------------------------------
                                          Name:   John D. Brandenborg
                                          Title:  Vice President


                                     CARGILL FINANCIAL SERVICES
                                     CORPORATION


                                     By:  PATRICK J. HALLORAN
                                         ------------------------------------
                                          Name:   Patrick J. Halloran
                                          Title:  Vice President

                                                                      SCHEDULE A
                                                                      ----------


STOCKHOLDER AND SECURITIES OWNED                                  PURCHASE PRICE
--------------------------------                                  --------------


TCW Special Credits Fund I

     60.4322 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 15)

     14.9041 shares of Preferred Stock, Series A,
     (par value $1.00 per share) of LSS (Certificate
     Nos. 2, 9, 16, 23, 30, 37, 44 and 51); and

     Stock Purchase Warrant dated as of February 15,
     1994 evidencing the right to purchase 18.135
     shares of Common Stock, par value $1.00 per
     share, of LSS (Certificate No. W-02).
                                                                    $12,698,801


TCW Special Credits Fund II

     13.0952 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 16);

     3.1615 shares of Preferred Stock, Series A,
     (par value $1.00 per share) of LSS (Certificate
     Nos. 3, 10, 17, 24, 31, 38, 45 and 52); and

     Stock Purchase Warrant dated as of February 15,
     1994 evidencing the right to purchase 4.095 shares of Common Stock, par value $1.00 per share, of LSS (Certificate No. W-03).
                                                                    $ 2,716,658

STOCKHOLDER AND SECURITIES OWNED                                  PURCHASE PRICE
--------------------------------                                  --------------


TCW Special Credits Fund IIb

     9.6655 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 17);

     2.4841 shares of Preferred Stock, Series A,
     (par value $1.00 per share) of LSS (Certificate
     Nos. 4, 11, 18, 25, 32, 39, 46 and 53); and

     Stock Purchase Warrant dated as of February 15,
     1994 evidencing the right to purchase 2.925 shares of Common Stock, par value $1.00 per share, of LSS (Certificate No. W-04).
                                                                    $ 2,090,145


Weyerhaeuser Company Master Pension Trust

     4.5210 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 18);

     1.1291 shares of Preferred Stock, Series A,
     (par value $1.00 per share) of LSS (Certificate
     Nos. 5, 12, 19, 26, 33, 40, 47 and 54); and

     Stock Purchase Warrant dated as of February 15,
     1994 evidencing the right to purchase 32.175 shares of Common Stock, par value $1.00 per share, of LSS (Certificate No. W-05).
                                                                    $ 1,811,787

STOCKHOLDER AND SECURITIES OWNED                                  PURCHASE PRICE
--------------------------------                                  --------------


Inland Steel Industries Pension Trust

     3.8974 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 19);

     .9032 share of Preferred Stock, Series A,
     (par value $1.00 per share) of LSS (Certificate
     Nos. 6, 13, 20, 27, 34, 41, 48 and 55); and

     Stock Purchase Warrant dated as of February 15,
     1994 evidencing the right to purchase 1.170
     shares of Common Stock, par value $1.00 per
     share, of LSS (Certificate No. W-06).
                                                                    $   785,216


Cargill Financial Services Corporation

     46.0822 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 20).
                                                                    $ 2,683,125


Merced Partners Limited Partnership

     7.7977 shares of Common Stock, par value
     $1.00 per share, of LSS (Certificate No. 23); and

     2.6797 shares of Preferred Stock, Series A,
     (par value $1.00 per share) of LSS (Certificate
     Nos. 7, 14, 21, 28, 35, 42, 49 and 56).

                                                                    $ 2,014,268


TCW Special Credits                                                 $   200,000
                                                                    -----------

                                           TOTAL PURCHASE PRICE     $25,000,000